AMENDMENT NO. 2 TO LOAN AGREEMENT


     AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Second Amendment"), made and executed this 20th day of November, 2000, by and among:

     OMEGA   HEALTHCARE   INVESTORS,   INC.  and  certain  of  its  subsidiaries
(individually, a "Borrower" and collectively, the "Borrowers"),

     The Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks"); and

     FLEET NATIONAL BANK (successor by merger to Fleet Bank, N.A.), a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

     (A) The Borrowers have entered into a certain Loan Agreement dated June 15, 2000 (as amended by Amendment No. 1 to Loan Agreement dated August 15, 2000, hereinafter referred to as the "Loan Agreement") with the Agent and the Banks; and

     (B) The Borrowers have requested that the Banks and the Agent amend certain provisions of the Loan Agreement, and the Banks and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Certain Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

          2.1. The definition of "Funded Indebtedness" contained in Article 1 is hereby deleted in its entirety and the following is substituted therefor:

          "'Funded Indebtedness': as of any date of determination, all Indebtedness for borrowed money (which in any event does not include accounts payable and accrued liabilities) of Omega on a consolidated basis including, in any event, the Credit Loans"

          2.2. Section 6.9 (Financial Covenants) of the Loan Agreement is amended by adding the following sentence to the end of such Section:

                  "For purposes of computing the financial covenants contained in Section 6.9, there shall be excluded from the calculation of "EBITDA" and "Adjusted EBITDA" a one time charge of $4,664,861, incurred by Omega during the third quarter of 2000, in connection with severance and consulting costs arising from the consummation of certain transactions contemplated by the Investment Agreement."

     3. Representations and Warranties. In order to induce the Banks and the Agent to enter into this Second Amendment, each of the Loan Parties hereby represents and warrants to the Banks and the Agent, as to itself with respect to the Loan Documents to which it is a party, that:

          3.1 No Default. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred or be continuing.

          3.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Second Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

          3.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this Second Amendment are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Loan Party, (ii) this Second Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this Second Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject, or (C) violate any requirement of law.

     4. Reference to and Effect Upon the Loan Agreement.

          4.1  Effect.  Except  as  specifically  set  forth  herein,  the  Loan
     Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          4.2 No Waiver; References. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

               (i)  the  Loan  Agreement  to  "this   Agreement",   "hereunder",
          "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (ii) the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Second Amendment.

     5. Miscellaneous.

          5.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment.

          5.2. Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          5.3 Fee. In the event that the Required Banks execute and deliver this Second Amendment, the Borrowers shall pay to the Agent for the benefit of each Bank that executes and delivers this Second Amendment no later than 12:00 noon on Monday, November 20, 2000 (the "Second Amendment Fee Date"), a non-refundable amendment fee equal to the product of (a) 0.05% (i.e., 5 basis points) multiplied by (b) the Revolving Credit Commitment of such Lender, as of the Second Amendment Fee Date.

          5.4 Successors. This Second Amendment shall be binding upon the Loan Parties, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

          5.5 Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                  OMEGA HEALTHCARE
                                                    INVESTORS, INC.
                                                  DELTA INVESTORS I, LLC
                                                  DELTA INVESTORS II, LLC
                                                  JEFFERSON CLARK, INC.
                                                  NRS VENTURES, L.L.C.
                                                  OHI (CLEMMONS), INC.
                                                  OHI (FLORIDA), INC.
                                                  OHI (GREENSBORO), INC.
                                                  OHI (ILLINOIS), INC.
                                                  OHI (IOWA), INC.
                                                  OHI (KANSAS), INC.
                                                  OHI OF TEXAS, INC.
                                                  OMEGA (KANSAS), INC.
                                                  OS LEASING COMPANY
                                                  STERLING ACQUISITION CORP.
                                                  STERLING ACQUISITION CORP. II

                                                  By /s/ SUSAN A. KOVACH
                                                    ---------------------------

              Susan A. Kovach, as an executive officer of all of the aforementioned entities, has executed this Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if [s]he had executed this Loan Agreement separately for each of the above named entities.















           Signature Page to Second Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet National Bank, as Agent

                                              FLEET NATIONAL BANK, as Agent
                                              and as a Bank


                                              By:    /s/ CHRISTIAN J. COVELLO
                                                  -----------------------------
                                                  Name:  Christian J. Covello
                                                        -----------------------
                                                  Title: Vice President
                                                        -----------------------


                                              DRESDNER BANK AG, NEW YORK BRANCH
                                              and GRAND CAYMAN BRANCH

                                              By:  /s/ DEBRA RITZLER
                                                  -----------------------------
                                                  Name:Debra Ritzler
                                                       ------------------------
                                                  Title:Assistant Vice President
                                                       ------------------------


                                              By:  /s/  CHARLES M. O'SHEA
                                                  -----------------------------
                                                  Name: Charles M. O'Shea
                                                        -----------------------
                                                  Title:Vice President
                                                        -----------------------


                                              HARRIS TRUST AND SAVINGS BANK

                                              By:  /s/  EDWARD P. MCGUIRE
                                                  ------------------------------
                                                  Name: Edward P. McGuire
                                                       -------------------------
                                                  Title:Vice President
                                                       -------------------------


                                              BANK ONE, MICHIGAN

                                              By:  /s/ KIRK W. ANDERSON
                                                 -------------------------------
                                                 Name: Kirk W. Anderson
                                                      --------------------------
                                                 Title:Senior Vice President
                                                       -------------------------


                                             FOOTHILL INCOME TRUST, L.P.
                                             By FIT-GP, LLC

                                             By: /s/  M. E. STEARS
                                                --------------------------------
                                                Name: M. E. Stearns
                                                     ---------------------------
                                                Title:  Managing Member
                                                     ---------------------------



           Signature Page to Second Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet National Bank, as Agent

                                             LASALLE BANK NATIONAL ASSOCIATION

                                             By:  /s/  JOSEPH N. LAZEWSKI
                                                 -------------------------------
                                                 Name: Joseph N. Lazewski
                                                      --------------------------
                                                 Title:Loan Officer
                                                      --------------------------




                                            KBC N.V.


                                            By:  /s/ KATHERINE S. MCCARTHY
                                               ---------------------------------
                                               Name: Katherine S. McCarthy
                                                    ----------------------------
                                               Title:Vice President
                                                    ----------------------------


                                            By:  /s/ ROBERT SNAUFFER
                                               ---------------------------------
                                               Name: Robert Snauffer
                                                    ----------------------------
                                               Title:First Vice President
                                                    ----------------------------



           Signature Page to Second Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet National Bank, as Agent